Exhibit 99.1

Investor Presentation

Third Quarter 2011

Safe Harbor Statement

Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”, “intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward –looking statement is a guarantee of future performance and actual results could differ materially.

Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission.

Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

2

Who We Are

219 Branches / 249 ATMs

Company Overview

57th largest bank holding company in the U.S. ranked by assets

– $9.6 billion assets and $7.5 billion deposits

– Presence in 3 Upper Midwest states with 219 branches and 249 ATMs Increased market share in 49% of our counties since 2008 Number of new clients has grown 9% YTD in 2011 80% of revenue is Michigan based

3

How We Deliver Our Service

Core Banking 85% of revenue

Corporate Banking 11% of revenue

Wealth Management 4% of revenue

Retail consumer

Commercial clients up to $5 million loan size

Treasury Management: 74% of commercial clients also have operating accounts Public Funds: focus on generating lasting relationships rather than temporary deposits Preferred SBA Lender: dedicated group to fast track process – 48 hour average time to approval Mortgage: over 20% of closings are directly from branch to call center Indirect marine and RV lending Investment Center: introduce single service CD clients to financial consultants Asset Based Lending Corporate Specialty healthcare focus in assisted living & skilled nursing

Personal Trust Employee Benefits Institutional Trust

Local Delivery of Service

Local teams focus on delivery of :

Client service

Closing pipeline opportunities

Referring business

Community Bank President

Client

Local Advisory Board

Commercial Banker

Mortgage Loan Officer

Public Funds Officer

Branch Manager

Treasury Management Officer

Investment Consultant

Wealth Business Development Officer

5

Strategy From 2009 – 2010

Since 2009, strategy to focus on clients/revenue while working through credit issues

Revenue Focus

$40 Pre-tax Pre-provision Profit* $37.8

$36.2

$34.7	$34.5
$33.1	$32.1 $32.8
$29.6	$30.7

$30

$26.6

$20.6

millions) $20

(in

$10

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Problem Asset Resolution Focus

NPAs / Assets %

6%

5%

4%

3%

2%

1%

0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

CRBC Peer Median** Regional Peer Median**

Franchise value strengthened

Uncertainty around credit eliminated

Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle.

Source: SNL Financial MRQ data

6

Strategy from 2009 – 2010

1. Preserved capital by managing assets

$14,000 $12,982 Total Assets

$12,288 $12,072 $11,932 $11,652

$12,000 $10,834 $10,639

$10,000 $9,966 $9,724 $9,496 $9,600

millions) $8,000

$6,000

(in $4,000

$2,000

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

2. Grew and maintained reserve levels in recognition of portfolio risk

$600 Allowance for Loan Losses Non-Performing Loans

$500

$400

millions) $300

(in $200

$100

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

7

Strategy from 2009 – 2010

3. Aggressively and actively worked out of problem assets

$700 6.0%

5.2%	5.1%
5.1%	4.9%

$600 4.4% $603 $607 $594 4.4% 4.2% 5.0%

$500 $549 $556

4.0%

$473

$400 $443 2.9%

millions) 3.0%

$300 1.9%

(in $287 1.6% 1.6% 2.0%

$200

$188

$100 $152 $149 1.0%

$0 0.0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Non-Performing Assets NPAs as a % of Total Assets

4. Carefully managed capital levels to allow execution of problem asset reduction

Regulatory

Minimum for

“Well- Sept. 30, June 30, March 31,

Capitalized” 2011 2011 2011

Leverage ratio 5.00% 8.21% 7.83% 7.39%

Tier 1 capital ratio 6.00 12.81 12.43 11.90

Total capital ratio 10.00 14.14 13.77 13.24

Tier 1 common equity 6.77 6.36 5.93

(non-GAAP)

8

Strategic Focus into 2012

1. Prudently rebuild loan book

$10,000 Loan Portfolio Balances

$8,625

$8,302 $8,097

$7,788

$8,000 $7,439

$7,138

millions) $6,888

$6,217

(in $6,000 $5,704 $5,628 $5,672

$4,000

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

2. Maintain margin

4.00%	Net Interest Margin (FTE)
3.53%	3.56% 3.63%
3.50%	3.35% 3.32% 3.42%
3.13%	3.14%

2.99%

3.00%

2.74%	2.75%

2.50%

2.00%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Strategic Focus into 2012

Continue focus on core deposits

9,000 22% increase in core deposits

8,000 1,059 934 668 528 835 918 775 488 323 306 262

7,000 261

6,000 3,308 3,220 3,171 2,970 2,862 2,733 2,651 2,664 2,530 2,368 2,187 2,059

5,000 Brokered CDs

millions) 4,000 Retail CDs

(in 3,000 Core Deposits

2,000 4,263 4,552 4,686 4,891 4,804 4,829 4,796 4,949 4,874 5,017 4,997 5,219

1,000

0

Reduce number of single service CD clients

Single Service CD Clients

18,000

16,000

14,000

12,000

10,000

12/31/10 3/31/11 6/30/11 9/30/11

Strategic Focus into 2012

Manage liquidity levels to be more reflective of improved credit trends

Fed Funds Sold (average)

700

600

500

400

300

millions) 200

(in 100 0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

3. Ensure reserves reflect reduced risk in portfolios and support growth initiatives

Loan Loss Reserves / Loans %

5%

4%

3%

2%

1%

0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

CRBC Peer Median* Regional Peer Median*

*Source: SNL Financial MRQ data

Strategic Focus into 2012

4. Regain consistent profitability

– Turn on treasury and preferred dividends

– Harvest deferred tax asset

– Rebuild tangible common equity

– Examine TARP repayment options

Net Income (Loss) to Common Shareholders

50	18 * 27 *

0

-50

-100(49)(62)(70)(45)(68)(74)

(90)

-150(112)

millions) -200

(in -250

-300

-350

-400(353)

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

*	Includes $10 and $13 million income tax benefit in 2Q11 and 3Q11 respectively

Strategic Focus into 2012

Reprice and add new fee income streams to replace lost revenue from regulatory changes

14,000

12,000

10,000 Service charges on

8,000 deposit accounts

thousands) 6,000 ATM network fees &

(in 4,000 Bankcard fees

2,000 Other non-interest

income*

-

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Continue prudent expense management while adding key revenue generating positions

Operating Non-Interest Expense*

$80

$70

$60

millions) $50 Other Expenses

(in $40

Salaries and

$30 Employee Benefits

$20

$10

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

* Non-GAAP Measure excludes goodwill impairment, FDIC special assessment and fair value adjustments on ORE

Strategic Focus into 2012

5. Provide top tier client service as continued core competency

Likelihood to Recommend *

88
86
84
82
80
78

Sep 07 Sep 08 Sep 09 Sep 10 Sep 11

Citizens’ Score PPI Industry Average

*	Surveys conducted by Prime Performance ™

Successful Leaders in Key Roles

Held

Position

Name Title Since

Cathy Nash Chief Executive Officer Feb. 09

Lisa McNeely Chief Financial Officer Aug. 10

Mark Widawski Chief Credit Officer Feb. 09

Brian Boike Treasurer Oct. 09

Judi Klawinski Director of Core Banking Oct. 09

Ray Green Director of Corporate Banking May 10

Joe Czopek Controller Oct. 09

Ken Duetsch Director of Wealth Management Aug. 11

3Q 2011 Highlights

Reported quarterly profit to common shareholders

– Net income of $27.2 million, or $0.68 per common share

– Second consecutive profitable quarter since 1Q 2008

– NIM increased to 3.63%, up 31 basis points from 3Q10

– Fee income from core banking services remained solid

– Maintained control over operating expenses

Portfolio loans increased for the first time in three years driven by 13% growth in C&I

Capital ratios remained strong

Continued improvement in credit trends

Solid Core Earnings


Pre-tax Pre-provision Profit*
(in millions)
$40
$30
$20
$10
$0
$26.6
$20.6
$29.6
$33.1
$34.7
$34.5
$36.2
$32.1
$30.7
$32.8
$37.8
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11


Net Interest Margin (FTE)
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

17

Maintained Strong Capital Position

14%

12%

10%

8%

6%

4% Accelerated

resolution of

2% over $920

million of

0% problem assets

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Total Capital Tier 1 Capital Tier 1 Common (non-GAAP)

Rebuilding Loan Portfolio

Loan Portfolio Momentum *

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

100

0

-100

-200

thousands) -300

in -400

$

(

-500

-600

-700

*	measured as change from prior quarter-end balance

Positioned for Growth

Successfully managed through credit cycle with a strategic focus on revenue generation and problem asset resolutions

Strategically focused into 2012 to

– Rebuild loan portfolio

– Maintain margin

– Evaluate reserve levels

– Regain consistent profitability

– Continue providing top tier client service

Appendix

Upper Midwest Franchise

Number of Branches

Total Deposits ($000) % Market

MSA Rank Franchise Share % of

Michigan:

Flint, MI 1 20 1,529,744 20.4 40.48

Detroit-Warren-Livonia, MI 11 31 1,154,717 15.4 1.28

Saginaw-Saginaw Township North, 1 15 589,977 7.9 29.97

Lansing-East Lansing, MI 3 14 521,070 6.9 10.42

Jackson, MI 2 8 373,118 5.0 24.57

Bay City, MI 3 5 212,226 2.8 20.34

Ann Arbor, MI 11 6 208,963 2.8 3.37

Cadillac, MI 1 7 188,460 2.5 35.99

Owosso, MI 3 6 135,722 1.8 20.54

Sturgis, MI 3 4 107,782 1.4 15.76

Alpena, MI 1 2 94,514 1.3 27.74

Houghton, MI 3 3 87,682 1.2 13.87

Total Michigan 8 155 6,024,966 80.3 3.82

Non-Michigan:

Cleveland-Elyria-Mentor, OH 17 12 321,077 4.3 0.64

Green Bay, WI 9 9 218,449 2.9 3.29

Appleton, WI 11 6 159,161 2.1 4.10

Stevens Point, WI 5 2 92,474 1.2 7.83

Platteville, WI 8 4 74,056 1.0 6.32

Total Non-Michigan 60 1,480,553 19.7

Source: SNL Financial as of 6/30/11

Core Earnings Strength

Pre-Tax Pre-Provision Profit (non-GAAP)

(in millions) 4Q10 1Q11 2Q11 3Q11

Net loss from continuing operations $ (106.2) $(68.7) $24.2 $32.9

Income tax (benefit) provision 3.4 0.1(10.3)(12.6)

Provision for loan losses 131.3 88.7 17.6 17.5

Investment securities gains 0.2 0.4 1.0(0.0)

Fair-value adjustment on LHFS 3.1 1.1(1.2)(2.0)

Fair-value adjustment on ORE 0.9 9.1 1.4 1.2

Fair-value adjustment on BOLI(0.1)(0.1) 0.0 0.4

Fair-value adjustment on swaps(0.5) 0.1 0.1 0.3

Pre-Tax Pre-Provision Profit (1) $32.1 $30.7 $32.8 $37.8

Last 12 Months $133.3

(1)	Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit),

provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

Quarterly Non-Interest Income Trends

(in thousands) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11

Service charges on deposit accounts $10,609 $10,072 $9,429 $9,753 $10,362

Trust fees 3,837 4,135 3,923 3,811 3,622

Mortgage and other loan income 2,590 3,109 2,942 1,883 2,089

Brokerage and investment fees 1,060 1,264 1,108 1,533 1,188

ATM network user fees 1,864 1,825 1,755 1,926 1,993

Bankcard fees 2,261 2,325 2,238 2,468 2,482

Losses on loans held for sale(1,441)(3,069)(1,106) 1,179 1,952

Investment securities gains -(171)(383)(993) 3

Other income 5,176 4,538 3,237 1,765 736

Total Non-Interest Income (GAAP) $25,956 $24,028 $23,143 $23,325 $24,427

Investment securities gains $—$171 $383 $993 $(3)

Fair value adjustment on LHFS 1,441 3,069 1,106(1,179)(1,952)

Fair value adjustment on BOLI(159)(105)(100) 48 385

Fair value adjustment on swaps 202(535) 114 77 268

Operating Non-interest Income $27,440 $26,628 $24,646 $23,264 $23,125

(Non-GAAP)

Quarterly Non-Interest Expense Trends

(in thousands) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11

Salaries and employee benefits $32,740 $32,294 $31,018 $31,265 $30,280

Occupancy 6,529 6,834 7,562 6,047 6,125

Professional services 2,737 2,945 2,219 2,407 2,394

Equipment 3,076 3,355 3,052 2,841 2,918

Data processing services 4,702 4,636 4,352 4,247 3,823

Advertising and public relations 1,605 1,512 569 1,802 2,179

Postage and delivery 1,187 1,075 1,116 1,120 1,142

Other loan expenses 4,355 5,431 5,255 3,314 3,941

Losses on other real estate (ORE) 1,967 930 9,122 1,355 1,210

ORE expenses 1,327 1,653 1,768 1,029 529

Intangible asset amortization 908 851 828 778 732

Other expense 13,607 15,718 14,795 13,239 10,138

Total Non-Interest Expense (GAAP) $74,740 $77,234 $81,656 $69,444 $65,411

Fair-value adjustment on ORE 1,967 930 9,122 1,355 1,210

Operating Non-Interest Expense $72,773 $76,304 $72,534 $68,089 $64,201

(Non-GAAP)

Effective Management of Securities Portfolio Provides Source of Liquidity

Investment Portfolio at September 30, 2011

($ in millions)

Book Market TEY* Duration

Type Value Value(%)(years)

MBS Agency $ 766 $ 806 4.01% 3.42

CMO—Agency 281 288 3.04% 2.24

CMO—Non-agency 84 79 4.80% 4.67

Municipals 129 135 4.26% 2.91

Total Available for Sale $ 1,260 $ 1,308 3.87% 3.19

CMO—Agency $ 363 $ 367 3.17% 3.68

MBS Agency 986 1,011 3.24% 4.19

Municipals 106 113 4.10% 3.64

Total Held to Maturity $ 1,455 $ 1,491 3.29% 4.02

Total Investment Securities $ 2,715 $ 2,799 3.56% 3.64

($ in millions)

Market% of

Credit Rating Value Total

Gov’t & Agency $ 2,472 88.3%

AAA 97 3.5%

AA 151 5.4%

A 33 1.2%

BAA1, BAA2 & BAA3 23 0.8%

BA1 & Lower 1 -

Non-rated 22 0.8%

Total $ 2,799 100.0%

• Over $2.0 billion in unpledged securities

• No OTTI concerns

• Over 70% of portfolio are GNMA securities purchased over the last 2 – 3 years

*	Taxable equivalent yield, except for Municipal yields which are before tax effect

Maintaining Strong Capital Levels

($ in millions) 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

Tier 1 capital $ 1,161 $ 1,079 $ 1,133 $ 1,067 $ 980 $ 952 $ 886 $ 777 $ 706 $ 727 $ 758

Qualifying LLR 121 117 113 109 104 96 92 83 76 74 75

Qualifying capital securities 75 75 10 10 7 7 7 7 3 3 3

Total risk-based capital $ 1,357 $ 1,271 $ 1,257 $ 1,186 $ 1,091 $ 1,055 $ 985 $ 867 $ 785 $ 805 $ 836

Tier 1 capital $ 1,161 $ 1,079 $ 1,133 $ 1,067 $ 980 $ 952 $ 886 $ 777 $ 706 $ 727 $ 758

Qualifying capital securities(175)(175)(74)(74)(74)(74)(74)(74)(74)(74)(74)

Preferred stock(268)(269)(270)(272)(274)(275)(277)(278)(280)(282)(283)

Tier 1 common equity $ 718 $ 635 $ 789 $ 721 $ 632 $ 603 $ 535 $ 425 $ 352 $ 371 $ 401

Total Capital Ratio 14.21% 13.91% 14.23% 13.93% 13.49% 14.17% 13.80% 13.51% 13.24% 13.77% 14.14%

Tier 1 Capital Ratio 12.16% 11.81% 12.83% 12.52% 12.12% 12.79% 12.41% 12.11% 11.90% 12.43% 12.81%

Tier 1 Leverage Ratio 9.32% 8.68% 9.63% 9.21% 8.47% 8.72% 8.50% 7.71% 7.39% 7.83% 8.21%

Tier 1 Common Ratio * 7.52% 6.95% 8.94% 8.47% 7.82% 8.10% 7.50% 6.62% 5.93% 6.36% 6.77%

TCE to TA * 5.53% 5.09% 6.71% 6.16% 5.54% 5.83% 5.34% 4.20% 3.59% 4.05% 4.31%

*	Non-GAAP

TCE—tangible common equity

TA—tangible assets

Non-GAAP Common Equity Ratios

CITIZENS REPUBLIC BANCORP

($ in thousands)	3Q 10	4Q 10	1Q11	2Q11	3Q11
Total assets	$10,639	$9,966	$9,724	$9,496	$9,600
Goodwill	(318)	(318)	(318)	(318)	(318)
Other intangible assets	(11)	(11)	(10)	(9)	(8)
Tangible assets	$10,310	$9,637	$9,396	$9,169	$9,274
Total shareholders' equity	$1,157	$1,012	$945	$980	$1,009
Goodwill	(318)	(318)	(318)	(318)	(318)
Other intangible assets	(11)	(11)	(10)	(9)	(8)
Tangible equity	$828	$683	$617	$653	$683
Preferred stock	(277)	(278)	(280)	(282)	(283)
Tangible common equity	$551	$405	$337	$371	$400
Total shareholders' equity	$1,157	$1,012	$945	$980	$1,009
Qualifying capital securities	74	74	74	74	74
Goodwill	(318)	(318)	(318)	(318)	(318)
Accumulated other comprehensive income	(16)	20	14	1	1
Other assets [1]	(11)	(11)	(10)	(9)	(8)
Total Tier 1 capital (regulatory)	$886	$777	$705	$728	$758
Qualifying capital securities	(74)	(74)	(74)	(74)	(74)
Preferred stock	(277)	(278)	(280)	(282)	(283)
Total Tier 1 common equity (non-GAAP)	$535	$425	$351	$372	$401
Net risk-weighted assets (regulatory) [1]	$7,133	$6,417	$5,930	$5,850	$5,913
Tangible common equity to tangilbe assets ratio	5.34%	4.20%	3.59%	4.05%	4.31%
Tier 1 common equity ratio (non-GAAP)	7.50%	6.62%	5.93%	6.36%	6.77%

[1] Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

28

Proactive Credit Management

($ in millions) Portfolio Balances

$10,000

$8,000

$6,000

$4,000

$2,000

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

30-89 Day Past Due

$250

$200

$150

$100

$50

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Non-Performing Loans

$550

$500

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Net Charge-Offs

$180

$160

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

C&I Owner Occupied Income Producing Land Hold, Land Dev. & Const. Residential Mtg Consumer

Commercial & Industrial Portfolio

($ in millions) Portfolio Balances

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11

30-89 Day Past Due

$60

$50

$40

$30

$20

$10

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Non-Performing Loans

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Net Charge-Offs

$35

$30

$25

$20

$15

$10

$5

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

C&I Small Business

Commercial Portfolio Size Characteristics

Loan size category: < $5 million $5 - $10 million > $10 million Total

Total Commercial Portfolio

Total (millions) $ 2,201 $ 519 $ 456 $ 3,175

# of loans 7,640 74 28 7,742

Average loan size $288,000 $7,010,000 $16,289,000 $410,000

Delinquencies

Total (millions) $ 12 $- $- $ 12

# of loans 49 - 49

Average loan size $237,000 $- $- $237,000

Nonperforming Loans

Total (millions) $ 70 $- $- $ 70

# of loans 267 - 267

Average loan size $261,000 $- $- $261,000

Commercial Real Estate Portfolio

($ in millions) Portfolio Balances

$3,200

$2,800

$2,400

$2,000

$1,600

$1,200

$800

$400

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

30-89 Day Past Due

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Non-Performing Loans

$320

$280

$240

$200

$160

$120

$80

$40

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Net Charge-Offs

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Owner Occupied Income Producing Land Hold, Land Development & Construction

Commercial Real Estate Portfolio

By Region

6% 5%

Southeast

Michigan

34% Greater

18% Michigan

Ohio

Wisconsin

Other

37%

By Collateral

Retail

Medical

15% 20% Office

1% Warehouse/

2% Industrial

2% Multi-Family

4%

Hotel

8% 18% Land Development

& Vacant Land

Gas Station/ C.Store

14% Residential

15%

Other (<2%)

Consumer Portfolio

($ in millions) Portfolio Balances

$3,500

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

30-89 Day Past Due *

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 32Q11

Non-Performing Loans *

$160

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Net Charge-Offs *

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Indirect Other Direct Home Equity Residential Mortgage

* Other direct included with Home Equity

High Quality Consumer Portfolios

Residential Mortgage Portfolio

$171,000 average loan size

722 refreshed FICO score

64% average original LTV

Seasoned portfolio – 53% originated 2004 or earlier

Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

Consumer Portfolio

Strong refreshed FICO scores 739 Home Equity 738 Indirect 722 Other Direct

41% of home equity is first lien position

Indirect NPLs have been less than $2.6 million, or 0.33% of total, throughout the cycle

Ohio

6%

Michigan

84% Wisconsin

4%

Other

6%

Indirect (1)

$23,400 avg

loan size

Home Equity

$36,700 avg

loan size

Other

Direct

$18,500 avg

loan size

(1)	Indirect loans are RV and marine only (no auto)

Non-Performing Loans

$112.3 million or 1.98% of portfolio

($ in millions)

Commercial

Real Estate

$51.2

45.6%

Residential

Mortgage

$13.1

11.6%

Commercial Direct

$18.5	Consumer
16.5%	$14.7

Restructured 13.1%

Loans & 90+

Accruing

$13.6

12.1%

Indirect

Consumer

$1.2

1.1%

Loan loss reserve = $190.4 million

Allowance for loan losses to NPLs = 169.4%

Specific portion of allowance = $9 million

ALLL coverage of remaining NPLs = 398%

Aggressive Non-Performing Asset Management

Quarterly Non-Performing Asset Activity

(in millions) 3Q10 4Q10 1Q11 2Q11 3Q11

Beginning NPAs $472.6 $443.3 $286.6 $188.0 $152.1

Commercial:

Additions 95.6 110.9 29.5 24.3 23.9

Payments(33.3)(73.9)(55.7)(38.3)(11.0)

Returned to accruing status(12.8)(14.3)(4.4)(3.5)(0.3)

Charge-Offs/ OREO writedown(55.5)(167.7)(68.4)(21.7)(6.3)

Consumer—net change(23.3)(11.7) 0.4 3.3(9.3)

Ending NPAs $443.3 $286.6 $188.0 $152.1 $149.1

Peer Groups

CITIZENS REPUBLIC BANCORP

Regional Peers			
Company Name	**Ticker**	**Company Name**	**Ticker**
Associated Banc-Corp	ASBC	Huntington Bancshares Incorporated	HBAN
Comerica Incorporated	CMA	KeyCorp	KEY
Commerce Bancshares, Inc.	CBSH	MB Financial, Inc.	MBFI
Fifth Third Bancorp	FITB	Old National Bancorp	ONB
First Midwest Bancorp, Inc.	FMBI	PNC Financial Services Group, Inc.	PNC
FirstMerit Corporation	FMER	TCF Financial Corporation	TCB
Flagstar Bancorp, Inc.	FBC	Wintrust Financial Corporation	WTFC

Selected Peers			
Company Name	**Ticker**	**Company Name**	**Ticker**
Associated Banc-Corp	ASBC	MB Financial, Inc.	MBFI
BancorpSouth, Inc.	BXS	National Penn Bancshares, Inc.	NPBC
Chemical Financial Corporation	CHFC	Old National Bancorp	ONB
Commerce Bancshares, Inc.	CBSH	Park National Corporation	PRK
Cullen/Frost Bankers, Inc.	CFR	Sterling Financial Corporation	STSA
F.N.B. Corporation	FNB	Susquehanna Bancshares, Inc.	SUSQ
First Citizens BancShares, Inc.	FCNCA	TFS Financial Corporation (MHC)	TFSL
First Midwest Bancorp, Inc.	FMBI	Trustmark Corporation	TRMK
FirstMerit Corporation	FMER	UMB Financial Corporation	UMBF
Flagstar Bancorp, Inc.	FBC	Valley National Bancorp	VLY
Fulton Financial Corporation	FULT	Wintrust Financial Corporation	WTFC

38

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